UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 5, 2018

QUANTENNA COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37927	33-1127317
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1704 Automation Parkway
San Jose, California 95131
(Address of principal executive offices)
(669) 209-5500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

ITEM 5.02    Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

As previously contemplated and described in the Proxy Statement of Quantenna Communications, Inc. (the “Company”) dated April 24, 2018 in connection with the Company's 2018 Annual Meeting of Stockholders (the "Annual Meeting") on June 5, 2018, John Scull has moved from a Class II director to a Class III director, effective following the Annual Meeting. Mr. Scull replaces the Class III director vacancy created by Lip-Bu Tan, who previously announced his intention to resign as a member of the Company's Board of Directors effective as of the Annual Meeting in order to reduce the total number of public companies on which he serves as a director.

ITEM 5.07    Submission of Matters to a Vote of Security Holders.
The Annual Meeting was held on June 5, 2018 at www.virtualshareholdermeeting.com/QTNA. Present at the Annual Meeting or by proxy were holders of 31,618,230 shares of the Company’s common stock, representing 87.3% of the voting power of the shares of the Company’s common stock as of April 11, 2018, the record date for the Annual Meeting, and constituting a quorum for the transaction of business. The proposals voted upon at the meeting are as follows:

1.	To elect three Class II directors to serve until the 2021 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified; and

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 30, 2018.
The voting results for each of these proposals are detailed below.
1.     Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Glenda Dorchak	25,599,868	14,986	6,003,376
Edwin (Ned) B. Hooper III	21,983,814	3,631,040	6,003,376
John Scull	22,231,055	3,383,799	6,003,376
Based on the votes set forth above, each director nominee was duly elected as a Class II director to serve until the Company’s 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualified.
2.     Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstained	Broker Non-Votes
31,529,308	86,184	2,738	--
Based on the votes set forth above, the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 30, 2018 was ratified.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTENNA COMMUNICATIONS, INC.
Date: June 8, 2018
By: /s/ Tom MacMitchell
Tom MacMitchell General Counsel